UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06383
Nuveen Michigan Quality Municipal Income Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: Date: February 29
Date of reporting period: February 29, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

29 February 2020

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

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Chair’s Letter
to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and other parts of the world, and previous epidemics offer few parallels to today’s situation. The spike in market volatility during March reflected great uncertainty, and while conditions have stabilized to some degree, we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coron-avirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 22, 2020

Portfolio Managers’ Comments

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month reporting period performance of these three Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM and NUO since 2007.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. With large portions of the economy shut down, companies closing either temporarily or permanently, and nearly half of the U.S. population asked to stay home (as of March 2020, subsequent to the close of this reporting period), the economy is expected to show a deep contraction in the first quarter of 2020 and a dramatic increase in unemployment in the coming months.
In this twelve-month reporting period, however, the coronavirus had not yet had an impact on domestic economic indicators. Overall, economic growth remained steady over this reporting period. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.
Consumer spending, the largest driver of the economy, remained well supported in this reporting period by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in February 2020 from 3.8% in February 2019 and job gains averaged around 194,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in February 2020. However, inflation remained subdued.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended February 29, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.9% year-over-year in January 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.1%, respectively.
As data pointed to slower momentum in the overall economy, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. (Subsequent to the end of this reporting period, and in response to the COVID-19 outbreak, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion in direct payments to Americans, an expansion of unemployment insurance and loans to large and small businesses.)
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coron-avirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China and other countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 outbreak has since upended those assumptions.
The U.K. officially left the EU on January 31, 2020. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. The Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit at the end of January 2020. Britain must now redefine its relationship with the EU during the 11-month transition period.
Investors also remained watchful of local political dynamics around the world. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. Signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility drove interest rates considerably lower over the reporting period. The U.S. Treasury market began pricing coronavirus risk toward the very end of the reporting period, with a steep fall in yields, but the municipal market registered a relatively smaller move at the time. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 were mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide remained robust in this reporting period. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was robust in this reporting period, with consistently positive cash flows into municipal bond funds in calendar year 2019 and the first two months of 2020. (Fund flows turned more volatile after the close of the reporting period as markets began to assess the coronavirus impact.) Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
How were the economic and market environments in Arizona, Michigan and Ohio during the twelve-month reporting period ended February 29, 2020?
Arizona’s economy continues to grow steadily since the recession of 2008 and the collapse of the housing market. The state’s job growth exceeded the nation’s for 2019, driven by construction, financial activities, education and health care, and leisure and hospitality. Arizona’s favorable business environment and ample workforce has lured new businesses into the state, recently including financial and insurance institutions such as USAA and State Farm. The economy’s improvement continues to favorably impact the housing market. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 6.9% over the twelve months ended January 2020 (most recent data available at the time this report was prepared), compared with a 3.9% price increase nationally. In the job market, the Arizona unemployment rate was 4.5% as of February 2020 versus 3.5% for the nation. Governor Ducey enacted the state’s $11.85 billion general fund Fiscal Year 2020 budget, up 14.1% over the previously enacted budget. The budget includes depositing $542 million into the rainy day fund, additional money for K-12 education, including a teacher salary increase, and increased funding for public safety and drought contingency plans without raising taxes. The

Portfolio Managers’ Comments (continued)
recovering economy has helped the state replenish its rainy day fund, growing it to $1 billion after it was almost depleted in Fiscal Year 2009. For the state of Arizona, its Biennial Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. Moody’s upgraded the state’s Issuer Credit Rating (ICR) on November 19, 2019, from Aa2 to Aa1, citing “the state’s continued economic growth, the rebuilding of its reserves and the reduction to its already low debt burden.” As of February 2020, S&P and Moody’s rated Arizona’s ICR at AA and Aa1, respectively, with a stable outlook.
Michigan’s economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth and continued economic diversification. To a large extent, the Michigan economy remains tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. However, auto manufacturing is not expected to be a driver of growth for Michigan in the near term. Light motor vehicle sales were essentially flat in calendar year 2019, while sales forecasts show stable to slight declines annually through 2022. Overall, Michigan remains heavily reliant on manufacturing, which represented 14.2% of employment in the state, compared with 8.5% nationally in 2019. As of February 2020, Michigan’s unemployment rate was just 3.6%. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 3.5% over the twelve months ended January 2020 (most recent data available at the time this report was prepared), compared with a 3.9% price increase nationally. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. The state’s previously depleted budget stabilization/rainy day reserve fund was on pace to exceed $1 billion by the end of Fiscal Year 2019, equal to over 4.5% of combined operating revenues. The state’s improved financial and cash position has eliminated the need for cash flow borrowing, which the state hasn’t resorted to since 2011. Strong income and sales tax revenue growth have helped make this possible, though the pace of revenue growth is projected to slow over the next two years. This slowdown and the state’s gap in infrastructure spending have the potential to pose future budgetary pressure. Michigan’s Fiscal Year 2020 budget increased spending by 3% over the prior year to $58.9 billion. Unable to secure legislative support for a transportation infrastructure improvement plan funded by a gas tax increase, Governor Whitmer announced a plan to instead borrow up to $3.5 billion to fix state roads. The state of Michigan and its local governments will be challenged fiscally in its response to the coronavirus outbreak, and the economy is expected to slow as a result of mandatory closures due to the virus. The size of the impact will depend on the speed of the containment and if the state costs are reimbursed by the federal government. The state has a history of proactively managing its budget. Strong management combined with the state’s solid financial position provides some financial flexibility as the situation evolves. For the state of Michigan, its Fiscal Year end is September 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2020, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively.
Ohio is trailing the nation in terms of job growth but is besting most of its Midwest peers. Ohio’s job growth in 2019 was an under-whelming 0.5% from a year ago because of losses in manufacturing. The state’s unemployment rate was 4.1% for February 2020, compared to 3.5% for the nation. Ohio’s gross domestic product was $676 billion in 2018, making Ohio the seventh largest state economy. Ohio ranks fourth among the 50 states in manufacturing gross domestic product. The COVID-19 outbreak in early 2020 is affecting Ohio’s steel and auto manufacturers because of global supply and demand disruptions. On the flip side, Ohio’s health care industry is booming and accounted for more than one-third of all net new jobs in 2019. Health care providers are continuing to invest and expand in the state’s largest metro areas. Ohio’s economy has also been affected by stagnant population growth. The state’s population grew by 174,000 to nearly 11.7 million between 2008 and 2018, placing the state’s lackluster growth at 41st in the nation. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 3.9% over the twelve months ended January 2020 (most recent data available at the time this report was prepared), in line with the 3.9% price increase nationally. Ohio’s median household income continues to widen from the national median. Ohio’s median household income stood at $54,021, which places it 35th in the U.S., according to the Census Bureau. Ohio operates on a biennial budget cycle. The $69 billion, two-year spending plan for Fiscal Years 2020 and 2021 includes a 4% reduction in personal income tax rates. In the transportation budget, the state increased the gas tax 10.5 cents, bringing it to 38.5 cents per gallon, which will be directed toward transportation infrastructure spending. On the fiscal front, total tax receipts in the state’s general fund are up 3.1% over the prior year, through February 2020. Disbursements from the general fund are 0.9% below estimate for the same year-to-date period. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels. Ohio prioritized the rebuilding of its budget stabilization fund after the Great Recession. The current budget stabilization fund balance of $2.7 billion is 8.5% of general fund revenues. For the state of Ohio, its Biennial Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2020, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 29, 2020?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in NAM’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Municipal bonds performed well in this reporting period as valuations benefited from the falling interest rate environment and favorable technical supply-demand conditions. The municipal bond market experienced historically robust demand in the reporting period, particularly in high tax states such as California, New York and New Jersey, that exceeded the moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. In this reporting period, Arizona’s municipal market underperformed the national market and Ohio’s market outperformed the national municipal market, while Michigan’s market performed nearly in line with the national market, as measured by their respective state S&P Municipal Bond Indexes.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives.
In the Arizona Fund, we bought primarily 15 year and longer maturities to help maintain the Fund’s duration band. We also tended to emphasize 4% coupon structures as the opportunity to buy attractive 5% coupon bonds dwindled. NAZ added positions across a range of sectors, including health care, charter schools, higher education and Puerto Rico sales tax bonds known as COFINAs. To fund our buying, we mainly used the proceeds from selling short bonds, e.g. bonds maturing in less than a year, pre-refunded bonds and bonds with shorter call structures.
In the Michigan Fund, we bought several long-dated higher education credits (Wayne State University, Western Michigan University and Ferris State University) and new issues for Trinity Health Care and Grand Rapids Sanitary Sewer, as well as added to the Fund’s COFINA exposure in the second half of the reporting period. We bought these bonds with the cash from called and maturing bonds.
In the Ohio Fund, purchases in the second half of the reporting period emphasized long maturities, including dedicated tax bonds offering 5% coupons, Ohio Water revenue bonds, a non-rated Port of Greater Cincinnati tax increment financing deal and Franklin County Hilton Hotel credits. Most of the new purchases were funded with the proceeds from called and maturing bonds, as well as the sale of pre-refunded and other short maturity, high quality bonds. Also during the second half of the reporting period, the state

Portfolio Managers’ Comments (continued)
of Ohio refinanced its outstanding Buckeye Tobacco Settlement bonds. A large portion of the Fund’s Buckeye Tobacco exposure was called away, and we bought both long-dated 5% coupon structures and zero coupon structures of the replacement Buckeye Tobacco bonds.
Additionally, as explained in the August 31, 2019 semiannual report to shareholders, NUM and NUO each bought out-of-state issues in the first half of this reporting period, as we worked to embed a higher yield in the overall portfolios and move the Funds’ duration profiles closer to that of their benchmark indexes. We accomplished this by selling some shorter-dated, high quality (and lower yielding) in-state paper and using the proceeds to buy higher yielding out-of-state bonds.
As of February 29, 2020, NAZ, NUM and NUO continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform for the twelve-month reporting period ended February 29, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 29, 2020. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended February 29, 2020, the total returns on common share NAV for the three Funds outperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.
The factors driving performance in this reporting period included yield curve and duration positioning, credit ratings exposure and sector allocation. The substantial decline in interest rates helped longer duration bonds outperform over short duration bonds. NAZ and NUO benefited from their overweighted positioning in longer dated credits and underweights in short dated credits. NUM’s yield curve positioning, however, was a slight detractor from performance due to an underweight to 12-year and longer maturities, which were the best performing segment, and overweight to short maturities, which lagged. NUM’s holdings in the short maturity segment include bonds bought when prevailing interest rates were higher. While these bonds’ maturities have drifted lower over time as they approach their term dates, we have continued to hold them because of their higher embedded yields, which support the Fund’s income stream.
Our emphasis on lower rated, higher yielding bonds aided relative performance. Broadly speaking, the highest credit quality (AAA and AA rated) bonds underperformed in this reporting period, while lower rated bonds tended to outperform, due to strong investor demand for yield in an environment of low interest rates and a positive credit backdrop. On a relative performance basis, NAZ benefited from its underweights to high grade paper and overweights to bonds rated single A and lower, although the overall positive impact to relative performance was small. In NUM, an overweight to AAA rated bonds detracted from relative performance but the allocation to single B rated bonds (which are primarily tobacco settlement bonds) contributed positively. NUO’s credit ratings allocations were a drag on relative performance, mostly due to an overweight to AA rated credits, one of the weakest performing segments, and less exposure to non-rated bonds, which performed very well.
On a sector basis, the Arizona Fund’s underweight allocation to the tax supported sector was advantageous. Additionally, within the overall tax supported sector, NAZ held an overweight to incremental tax bonds, which further benefited performance. Another positive contributor was NAZ’s exposure to “other utilities” bonds, namely an overweight allocation to the strong performing Salt Verde Prepay Gas bonds. Although NAZ was overweight to outperforming sectors such as education and health care, our duration positioning within the sectors was unfavorable as the Fund held less exposure to longer duration bonds in these sectors. In aggregate, NAZ’s sector allocations contributed a marginal relative gain. In the Michigan Fund, an overweight to pre-refunded bonds detracted from relative performance, while the allocation to dedicated tax bonds added value. The Ohio Fund benefited from an overweight allocation to toll road credits and exposure to the industrial development revenue/pollution control revenue sector, which offset underperformance of its pre-refunded bonds allocation.

The use of regulatory leverage was a factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
After the end of the reporting period, the performance of each of the Funds in this report was negatively impacted by these events. Prices of municipal securities fell, which caused the leverage ratios of the Funds to increase markedly. After the U.S. Government took several actions to support the economy and the securities markets, those markets have largely normalized since the worst of the market dislocation in late March 2020, and bond prices have mostly recovered. However, it is possible that similar market dislocations will recur as the COVID-19 pandemic and society’s response to it plays out.
Additionally, the economic disruption caused by the COVID-19 pandemic is also very likely to negatively impact the state and local budgetary matters described earlier in the report, with states and localities being more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage from issuance of preferred shares had a positive impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities was negligible to the total return performance of the Funds over the reporting period. Subsequent to the close of the reporting period, the outbreak of the COVID-19 pandemic led to a significant downturn in global economies and capital markets. As security prices fell, each Fund’s use of leverage impacted total returns negatively.
As of February 29, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUM	NUO
Effective Leverage*	36.79%	36.92%	34.58%
Regulatory Leverage*	32.91%	34.33%	31.20%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of February 29, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAZ	$88,300,000	$—	$88,300,000
NUM	$173,000,000	$—	$173,000,000
NUO	$148,000,000	$—	$148,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 29, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO
March 2019	$0.0415	$0.0445	$0.0455
April	0.0415	0.0445	0.0455
May	0.0415	0.0445	0.0455
June	0.0438	0.0445	0.0418
July	0.0438	0.0445	0.0418
August	0.0438	0.0445	0.0418
September	0.0438	0.0445	0.0418
October	0.0438	0.0445	0.0440
November	0.0438	0.0445	0.0440
December	0.0438	0.0445	0.0440
January	0.0438	0.0445	0.0440
February 2020	0.0438	0.0445	0.0440
Total Distributions from Net Investment Income	$0.5187	$0.5340	$0.5237
Total Distributions from Long-Term Capital Gains*	$—	$—	$0.0601
Total Distributions	$0.5187	$0.5340	$0.5838

Yields
Market Yield**	3.78%	3.76%	3.43%
Taxable-Equivalent Yield**	6.91%	6.84%	6.29%

*	Distribution paid in December 2019.
**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 45.1% and 45.6% for NAZ, NUM and NUO, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 29, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO
Common shares cumulatively repurchased and retired	127,500	784,500	205,000
Common shares authorized for repurchase	1,155,000	2,025,000	1,830,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 29, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO
Common share NAV	$15.56	$16.36	$17.81
Common share price	$13.89	$14.20	$15.41
Premium/(Discount) to NAV	(10.73)%	(13.20)%	(13.48)%
12-month average premium/(discount) to NAV	(10.74)%	(11.99)%	(10.57)%

Risk Considerations and Investment Policy Updates
Risk Considerations
Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NUM and www.nuveen.com/NUO.
Investment Policy Updates
Change in Investment Policy
Each of the Funds has recently adopted the following policy regarding limits to investments in illiquid securities:
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.
New Temporary Investment Policy
Each of the Funds has adopted the following policy regarding its temporary investments.
Each Fund may temporarily depart from its normal investment policies and strategies – for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with a Fund’s Name Policy – in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with a Fund’s Name Policy. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its investment objective to distribute income that is exempt from regular federal and state personal income tax.

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	13.60%	5.25%	6.26%
NAZ at Common Share Price	15.89%	3.99%	5.63%
S&P Municipal Bond Arizona Index	8.07%	3.67%	4.47%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.7%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	154.4%
Floating Rate Obligations	(5.4)%
AMTP Shares, net of deferred
offering costs	(49.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Arizona	95.5%
Guam	3.0%
Puerto Rico	1.4%
Virgin Islands	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	23.8%
Tax Obligation/Limited	21.5%
Utilities	13.1%
Health Care	12.5%
Tax Obligation/General	10.9%
U.S. Guaranteed	6.3%
Water and Sewer	5.7%
Other	6.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.5%
AAA	7.7%
AA	49.2%
A	24.2%
BBB	2.3%
BB or Lower	5.7%
N/R (not rated)	6.4%
Total	100%

NUM	Nuveen Michigan Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	11.92%	5.01%	6.11%
NUM at Common Share Price	13.59%	5.42%	6.58%
S&P Municipal Bond Michigan Index	8.98%	4.31%	4.99%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.2%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	155.9%
Floating Rate Obligations	(3.7)%
AMTP Shares, net of deferred
offering costs	(52.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Michigan	92.8%
Puerto Rico	2.3%
Texas	1.2%
Colorado	1.1%
North Carolina	1.0%
Missouri	0.5%
Florida	0.4%
Kentucky	0.3%
Georgia	0.2%
Washington	0.1%
Oregon	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	23.7%
Tax Obligation/General	18.8%
Health Care	13.2%
Tax Obligation/Limited	11.1%
Water and Sewer	9.3%
U.S. Guaranteed	9.2%
Utilities	7.7%
Other	7.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.4%
AAA	15.2%
AA	52.0%
A	16.0%
BBB	0.9%
BB or Lower	3.5%
N/R (not rated)	3.0%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	13.39%	5.20%	6.08%
NUO at Common Share Price	12.40%	4.75%	5.30%
S&P Municipal Bond Ohio Index	9.48%	4.62%	5.06%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.5%
Common Stocks	0.6%
Other Assets Less Liabilities	3.3%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	151.4%
Floating Rate Obligations	(6.1)%
VRDP Shares, net of deferred
offering costs	(45.3)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Ohio	89.9%
Puerto Rico	2.7%
Texas	1.7%
Michigan	1.5%
Colorado	1.1%
North Carolina	1.1%
Florida	0.8%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.3%
Washington	0.1%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	22.1%
Tax Obligation/Limited	21.1%
Transportation	11.6%
Health Care	11.0%
Tax Obligation/General	10.1%
Water and Sewer	8.4%
Education and Civic Organizations	7.8%
Other	7.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	19.7%
AAA	13.1%
AA	43.5%
A	13.4%
BBB	1.5%
BB or Lower	3.7%
N/R (not rated)	4.7%
N/A (not applicable)	0.4%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders for NUO was held in the offices of Nuveen on December 5, 2019 for shareholders of record on September 19, 2019; at this meeting the shareholders were asked to elect three Class I Trustees, including a choice between three nominees nominated by the existing Board of Trustees, and a slate of three nominees nominated by an activist shareholder; and to vote on a non-binding shareholder proposal by that same activist shareholder to declassify the Board of Trustees so that all Trustees are elected on an annual basis.
The annual meeting of shareholders for NAZ and NUM was held in the offices of Nuveen on December 5, 2019 for shareholders of record on September 23, 2019; at this meeting the shareholders of each fund were asked to elect three Class I Trustees.

		NAZ			NUM			NUO
	Common and			Common and			Common and
	Preferred and			Preferred			Preferred
	shares voting			shares voting			shares voting
	together		Preferred	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares	as a class		Shares
Shareholders voted on the non-binding
proposal as follows:
For	—		—	—		—	5,105,484		—
Against	—		—	—		—	6,283,668		—
Abstain	—		—	—		—	216,607		—
Total	—		—	—		—	11,605,759		—

The vote results in the Election of Class I
Trustees were as follows:
Judith M. Stockdale*
For	8,990,007		—	15,848,738		—	7,741,515		—
Withhold	977,916		—	2,441,480		—	348,467		—
Total	9,967,923		—	18,290,218		—	8,089,982		—
Carole E. Stone*
For	8,992,095		—	15,896,827		—	7,741,942		—
Withhold	975,828		—	2,393,391		—	348,040		—
Total	9,967,923		—	18,290,218		—	8,089,982		—
Margaret L. Wolff*
For	9,037,299		—	15,919,500		—	7,743,804		—
Withhold	930,624		—	2,370,718		—	346,178		—
Total	9,967,923		—	18,290,218		—	8,089,982		—
David Basile
For	—		—	—		—	3,477,289		—
Withhold	—		—	—		—	38,488		—
Total	—		—	—		—	3,515,777		—
Peter Borish
For	—		—	—		—	3,477,289		—
Withhold	—		—	—		—	38,488		—
Total	—		—	—		—	3,515,777		—
Charles Clarvit
For	—		—	—		—	3,477,289		—
Withhold	—		—	—		—	38,488		—
Total	—		—	—		—	3,515,777		—

* Ms. Stockdale, Stone and Wolff, incumbent Class I Trustees, will continue to serve as Class I Trustees until their successors are duly elected and qualify.

		NAZ			NUM			NUO
	Common and			Common and			Common and
	Preferred and			Preferred			Preferred
	shares voting			shares voting			shares voting
	together		Preferred	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares	as a class		Shares
The vote results in the Election of Preferred
Trustees were as follows:
William C. Hunter
For	—		883	—		1,730	—		1,480
Withhold	—		—	—		—	—		—
Total	—		883	—		1,730	—		1,480
Albin F. Moschner
For	—		883	—		1,730	—		1,480
Withhold	—		—	—		—	—		—
Total	—		883	—		1,730	—		1,480

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Arizona Quality Municipal Income Fund
Nuveen Michigan Quality Municipal Income Fund
Nuveen Ohio Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Arizona Quality Municipal Income Fund, Nuveen Michigan Quality Municipal Income Fund, and Nuveen Ohio Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of February 29, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
April 27, 2020

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.7% (100.0% of Total Investments)
	Education and Civic Organizations – 36.6% (23.8% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,641,081
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,769,025
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,769,025
	5.000%, 7/01/41
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,885,258
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	3,079,059
	Bond Trust 2015-XF0053, 14.461%, 6/01/42, 144A (IF)
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	592,997
	Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	624,598
	Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	170,762
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	2,053,498
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,957,073
315	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	358,599
	Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	253,409
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/23 at 105.00	BB+	1,091,550
	Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.000%,
	9/15/38, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	421,789
	Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/48, 144A
345	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	372,065
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	746,874
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,196,480
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	545,372
	Academy of Nevada ? Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.750%,
	7/15/38, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,853,849
1,000	4.000%, 10/01/49	10/29 at 100.00	BBB+	1,106,930
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,641,525
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/22 at 100.00	A+	2,168,200
	University, Refunding Series 2007, 5.000%, 5/15/31
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/20 at 100.00	AA–	3,807,729
	University, Refunding Series 2010, 5.125%, 5/15/40

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
$ 360	4.000%, 7/01/31	7/29 at 100.00	BBB	$ 410,602
340	4.000%, 7/01/33	7/29 at 100.00	BBB	385,434
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	433,700
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	587,941
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
1,495	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	AA–	1,886,944
	Highland Prep Project, Series 2019, 5.000%, 1/01/43
665	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	AA–	820,131
	Legacy Traditional Schools Projects, Series 2019A, 5.000%, 7/01/49
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	980,795
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/36, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid
	Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	604,037
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	342,804
3,000	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	1/30 at 100.00	A2	3,481,230
	Revenue Bonds, Creighton University Projects, Series 2020, 4.000%, 7/01/50
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,574,147
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A+	2,134,519
	5.000%, 6/01/40
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	77,643
	Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/22 at 100.00	BB	945,288
	Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/22 at 100.00	BB+	1,463,728
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	901,408
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	Ba2	584,170
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	Ba2	348,573
300	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	327,627
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	Ba2	723,600
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc Projects, Series 2015:
310	3.250%, 7/01/25	No Opt. Call	BBB–	320,277
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	450,108
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	570,670
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,364,454
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,951,948
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019,	7/28 at 100.00	Aa3	637,610
	5.000%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	$ 224,186
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	120,485
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	680,095
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	204,242
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	37,071
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	129,047
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	748,025
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	549,525
	Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	891,308
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	894,231
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
57,515	Total Education and Civic Organizations			65,894,350
	Health Care – 19.2% (12.5% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,350,360
	Series 2014A, 5.000%, 1/01/44
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	5,433,285
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A2	3,521,559
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,331,013
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,576,150
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,550,538
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,229,900
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,441,600
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	3,099,897
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,470,180
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	1,161,920
	Series 2019A, 4.000%, 1/01/44
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	1,141,538
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	1,234,592
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,138,730
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	1,689,699
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
$ 1,000	5.000%, 8/01/22	No Opt. Call	A	$ 1,096,330
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,170,440
29,960	Total Health Care			34,637,731
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group –	6/29 at 100.00	AA	1,402,625
	NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%, 6/01/44 –
	BAM Insured
	Long-Term Care – 1.8% (1.2% of Total Investments)
285	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	305,218
	Avondale Project, Series 2017, 5.375%, 1/01/38
1,885	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	2,011,332
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/21 at 100.00	N/R	830,973
	Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32
80	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	95,041
	Project, Series 2017A, 6.125%, 10/01/47, 144A
3,030	Total Long-Term Care			3,242,564
	Tax Obligation/General – 16.7% (10.9% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	712,115
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,312,762
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation	7/21 at 100.00	AA	1,057,150
	Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	789,333
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	7/21 at 100.00	Aa2	817,795
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	AAA	1,912,830
	2018C, 5.000%, 7/01/36
750	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation	7/29 at 100.00	AAA	905,115
	Bonds, School Improvement Series 2020, 4.000%, 7/01/38, (WI/DD, Settling 3/03/20)
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa2	1,633,392
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,610,529
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	Aa3	1,248,360
1,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	1,240,000
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	863,742
	5.000%, 7/01/36
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation	7/21 at 100.00	AA	1,459,543
	Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	3,348,386
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/21 at 100.00	A	1,843,520
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,871,790
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
$ 620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	$ 771,547
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,242,380
2,315	Tolleson Union High School District 214 of Maricopa County, Arizona, School Improvement	7/28 at 100.00	Aa1	2,960,862
	Bonds, Project of 1990, Series 1990A, 5.000%, 7/01/38
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	809,595
665	4.500%, 7/01/34	7/24 at 100.00	AA–	752,188
25,515	Total Tax Obligation/General			30,162,934
	Tax Obligation/Limited – 33.1% (21.5% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	2,468,489
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/36
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,539,000
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	314,999
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,194,880
130	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	127,447
	Series 2017A, 7.000%, 7/01/41, 144A (5)
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,320,655
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,189,883
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,839,525
	Series 2018, 4.375%, 7/15/43 – BAM Insured
486	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	509,979
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
700	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	762,671
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	798,307
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	373,480
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,166,928
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	563,740
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	1,233,520
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured
393	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment	7/27 at 100.00	N/R	428,669
	Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37
590	Festival Ranch Community Facilities District, City of Buckeye, Arizona, General	7/27 at 100.00	AA	725,877
	Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	684,348
	Refunding Series 2016, 4.000%, 7/15/32
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	1,612,830
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,734,690
	5.000%, 11/15/39
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	BB	539,978
200	5.125%, 1/01/42	1/22 at 100.00	BB	211,736

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	$ 1,583,385
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,465,187
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013,	7/23 at 100.00	AA	1,607,029
	5.000%, 7/01/33
50	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation	3/20 at 100.00	N/R	50,214
	Bonds, Series 2008A, 7.400%, 7/15/33
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	235,350
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	462,000
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	315,951
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	3/20 at 100.00	N/R	380,012
	Bonds, Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,735,075
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	626,823
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,167,700
1,600	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/39	8/28 at 100.00	AA	1,882,336
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	Cofina Project Series 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,747,888
1,040	5.000%, 7/01/58	7/28 at 100.00	N/R	1,192,745
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,111,400
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	619,688
545	4.000%, 8/01/36	8/26 at 100.00	AA	623,393
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,206,825
	5.000%, 8/01/42
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,619,254
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,420,775
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,544,380
	Series 2006, 5.000%, 7/01/24
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,662,870
	Series 2017, 5.000%, 7/01/36
1,650	Sundance Community Facilities District, City of Buckeye, Arizona, General Obligation	7/28 at 100.00	AA	2,084,016
	Bonds, Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,720,480
	5.000%, 7/01/37
180	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	188,233
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	7/21 at 100.00	N/R	757,028
	Series 2016, 3.250%, 7/15/25, 144A
1,184	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds,	3/20 at 100.00	N/R	1,183,988
	Series 2005, 6.000%, 7/01/30
52,188	Total Tax Obligation/Limited			59,535,656

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 6.9% (4.5% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
$ 910	5.000%, 7/01/40	7/25 at 100.00	A+	$ 1,082,454
2,185	5.000%, 7/01/45	7/25 at 100.00	A+	2,587,958
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	AA–	2,001,806
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	AA–	2,480,180
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	2,420,080
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	AA–	1,857,060
	Series 2018, 5.000%, 7/01/43 (AMT)
10,595	Total Transportation			12,429,538
	U.S. Guaranteed – 9.7% (6.3% of Total Investments) (6)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	3,818,082
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	956,992
	(Pre-refunded 6/01/21)
180	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+	182,486
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R	627,161
	Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+	1,906,308
	Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition, Project 2004 Series 2011:
1,310	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,383,046
1,360	5.000%, 7/01/33 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,435,833
1,705	5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,800,071
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,638,415
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series	7/21 at 100.00	N/R	2,759,281
	2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds,	3/21 at 100.00	BB+	882,016
	Arizona Agribusiness and Equine Center, Inc Project, Series 2011, 7.875%, 3/01/42
	(Pre-refunded 3/01/21)
16,235	Total U.S. Guaranteed			17,389,691
	Utilities – 20.2% (13.1% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,577,046
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,266,496
3,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue	6/20 at 100.00	A–	3,345,549
	Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	11,100,863
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	846,218
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	AA+	1,798,335
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A3	6,022,755
5,665	5.000%, 12/01/37	No Opt. Call	A3	8,117,265

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,245	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	4/20 at 100.00	N/R	$ 2,231,799
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
29,260	Total Utilities			36,306,326
	Water and Sewer – 8.7% (5.7% of Total Investments)
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	791,378
	Series 2016, 5.000%, 1/01/36
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	941,152
	Series 2016, 5.000%, 7/01/45 – AGM Insured
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	Aa3	2,897,854
500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2011,	7/21 at 100.00	AA	529,325
	5.500%, 7/01/41
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	802,070
	Refunding Series 2017, 5.000%, 7/01/36
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	608,776
	2013, 5.250%, 7/01/33
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,331,212
	2015A, 5.000%, 7/01/36 – AGM Insured
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,330,629
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,325,680
	Series 2014A, 5.000%, 7/01/39
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding
	Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,329,487
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,153,797
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	644,410
805	5.000%, 7/01/36	7/28 at 100.00	AA+	1,036,743
13,860	Total Water and Sewer			15,722,513
$ 239,408	Total Long-Term Investments (cost $251,163,505)			276,723,928
	Floating Rate Obligations – (5.4)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (49.0)% (7)			(88,223,894)
	Other Assets Less Liabilities – 0.7%			1,278,893
	Net Asset Applicable to Common Shares – 100%			$ 180,023,927

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 31.9%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUM	Nuveen Michigan Quality Municipal
Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.2% (100.0% of Total Investments)
	Consumer Staples – 4.5% (2.9% of Total Investments)
$ 6,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	3/20 at 100.00	B–	$ 6,125,040
	Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	3/20 at 100.00	B2	8,744,717
	Bonds, Series 2008A, 6.875%, 6/01/42
14,650	Total Consumer Staples			14,869,757
	Education and Civic Organizations – 36.6% (23.7% of Total Investments)
315	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	349,077
	Series 2019, 5.000%, 11/01/34
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,431,780
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	3/20 at 100.00	B	969,690
	5.250%, 11/01/36
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series	3/20 at 100.00	B–	1,014,454
	2005, 5.750%, 11/01/30
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,356,916
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	AA	2,786,243
7,665	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	AA	8,782,787
	AGM Insured
	Ferris State University, Michigan, General Revenue Bonds, Series 2019A:
1,000	4.000%, 10/01/39	10/29 at 100.00	A+	1,162,080
350	4.000%, 10/01/40	10/29 at 100.00	A+	405,699
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	590,850
	5.000%, 12/01/28
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,933,516
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,858,680
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A2	4,370,765
	College Project, Refunding Series 2018, 5.000%, 12/01/43
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	10/21 at 100.00	B	974,546
	Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31
1,170	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding	3/20 at 100.00	N/R	1,171,474
	Bonds, Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured
225	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	3/20 at 100.00	N/R	225,230
	Montessori Academy, Series 2007, 6.500%, 12/01/37
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	8,747,703
4,165	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	5,280,928
3,445	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A,	10/21 at 100.00	A1	3,662,690
	5.000%, 10/01/34
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A1	508,384
650	5.000%, 12/01/35	6/28 at 100.00	A1	820,729
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	6,435,450

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A1	$ 980,780
	2016A, 5.000%, 7/01/35
1,380	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,593,776
	Project, Series 2019A, 4.000%, 5/01/44
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	2,527,660
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,523,880
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,341,431
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,495,460
5,000	5.000%, 4/01/47	4/27 at 100.00	AAA	6,197,250
7,200	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	8,924,040
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,619,040
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,980,011
2,400	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	2,896,200
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa3	4,182,628
2,810	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/35	11/29 at 100.00	Aa3	3,657,327
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011,	11/21 at 100.00	Aa3	560,868
	5.000%, 11/15/31
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	866,580
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,868,460
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	Aa3	1,771,845
850	5.000%, 11/15/45	5/25 at 100.00	Aa3	999,694
3,335	Western Michigan University, General Revenue Bonds, Refunding Series 2019A,	11/29 at 100.00	Aa3	4,224,144
	5.000%, 11/15/49
102,115	Total Education and Civic Organizations			121,050,745
	Health Care – 20.4% (13.2% of Total Investments)
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,485,525
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,916,520
	Series 2019A-1, 4.000%, 8/01/44
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	BBB	2,254,720
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
4,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/21 at 100.00	AA	4,214,880
	Healthcare, Refunding Series 2011A, 5.000%, 7/01/29
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	AA	2,155,108
1,995	5.000%, 7/01/39	7/28 at 100.00	AA	2,480,802
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+	2,065,192
	Refunding Series 2015A, 5.000%, 8/01/32
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+	5,510,958
	Refunding Series 2014, 5.000%, 6/01/39
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+	4,417,399
	Series 2013, 5.000%, 8/15/31
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A+	6,979,544
	Series 2015, 5.000%, 11/15/45
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A+	3,243,570
	2012, 5.000%, 11/15/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 4,925	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	$ 5,912,955
	Refunding Series 2016MI, 5.000%, 12/01/45
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	2,401,980
	Refunding Series 2017MI, 5.000%, 12/01/30
1,800	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	2,114,100
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding
	Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A+	1,105,890
1,000	5.000%, 11/01/26	11/22 at 100.00	A+	1,105,060
3,750	5.000%, 11/01/42	11/22 at 100.00	A+	4,073,663
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,293,035
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+	6,121,203
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	640,764
	2019A-1, 4.000%, 8/01/44
58,750	Total Health Care			67,492,868
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A,	10/20 at 100.00	AA	1,862,942
	5.000%, 10/01/35
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA	1,805,333
	4.625%, 10/01/41
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D,	4/22 at 100.00	AA	1,034,800
	4.000%, 10/01/42
4,550	Total Housing/Multifamily			4,703,075
	Tax Obligation/General – 29.0% (18.8% of Total Investments)
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa2	984,757
	School Building & Site Series 2015, 5.000%, 5/01/24
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	1,121,650
	5.000%, 5/01/28
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	5,386,051
	Building & Site Series 2017I, 5.000%, 5/01/47
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds,
	Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA	1,028,930
500	4.000%, 5/01/33	5/21 at 100.00	AA	513,810
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,303,638
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	8,418,777
3,000	0.010%, 12/01/26	No Opt. Call	AAA	2,784,720
100	0.010%, 12/01/27	No Opt. Call	AAA	91,004
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,752,668
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds,
	Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	595,532
500	5.000%, 10/01/30	10/21 at 100.00	AA	531,640
500	5.000%, 10/01/31	10/21 at 100.00	AA	531,395

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding
	School Building & Site Series 2016:
$ 4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	AA	$ 5,173,159
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,205,300
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,297,000
1,850	5.000%, 11/01/43 – AGM Insured	5/29 at 100.00	AA	2,348,594
1,265	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017,	5/27 at 100.00	Aa3	1,598,871
	5.000%, 5/01/30
1,675	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series	4/27 at 100.00	AA+	2,129,746
	2017, 5.000%, 4/01/30
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,250,920
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,793,317
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,992,330
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	2,086,706
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015,	1/25 at 100.00	AAA	1,204,918
	5.000%, 1/01/34
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	4,063,294
	5.000%, 1/01/31
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,147,400
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,169,960
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
2,085	5.000%, 5/01/38	5/26 at 100.00	AA	2,533,567
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,654,168
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Unlimited
	Tax, Series 2019:
1,325	5.000%, 5/01/40	5/29 at 100.00	AA	1,695,881
1,000	5.000%, 5/01/41	5/29 at 100.00	AA	1,275,780
1,500	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	1,877,040
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	Aa1	4,297,760
	5.000%, 12/01/22
1,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa2	1,586,550
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,369,168
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,636,362
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	2,088,179
	Port Huron, Michigan, General Obligation Bonds, Limited Tax Refunding & Capital
	Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,687,312
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	684,102
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	564,212
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	854,624

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA+	$ 1,884,752
	Series 2018, 5.000%, 4/01/43
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	1,658,114
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	665,808
	Series 2015, 5.000%, 5/01/26
675	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation	10/29 at 100.00	Aa2	814,259
	Certificates, Refunding Series 2019A, 4.000%, 10/01/38
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1	1,817,184
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40
2,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/29 at 100.00	Aa1	2,535,700
	Bonds, School Building & Site Series 2019, 5.000%, 5/01/49
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	AA	3,193,263
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
1,050	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	1,175,696
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
84,425	Total Tax Obligation/General			96,055,568
	Tax Obligation/Limited – 17.1% (11.1% of Total Investments)
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,958,492
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,470,270
	Bonds, Series 2013A, 5.950%, 2/01/42
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,288,700
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,363,720
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,804,986
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	Aa2	2,106,049
	2013-I-A, 5.000%, 10/15/29
4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	4,780,480
	2015-I, 5.000%, 4/15/38
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	3,010,075
	2016-I, 5.000%, 10/15/46
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,179,024
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	1,872,028
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,716,066
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,217,002
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,101,813
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	AA+	2,318,940
	5.000%, 11/15/29
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	Cofina Project Series 2018A-1:
5,500	4.500%, 7/01/34	7/25 at 100.00	N/R	6,053,245
4,900	4.550%, 7/01/40	7/28 at 100.00	N/R	5,525,583
49,905	Total Tax Obligation/Limited			56,766,473
	Transportation – 4.9% (3.2% of Total Investments)
5,110	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,946,252
	4.000%, 1/01/44
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A1	4,817,745
	Refunding Series 2011A, 5.000%, 12/01/21 (AMT)

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A1	$ 1,244,260
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	AA	4,403,400
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
14,610	Total Transportation			16,411,657
	U.S. Guaranteed – 14.1% (9.2% of Total Investments) (5)
1,810	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	5/22 at 100.00	Aa1	1,973,352
	Refunding Series 2012, 5.000%, 5/01/29 (Pre-refunded 5/01/22)
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site, Series 2011B:
1,200	5.500%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	AA	1,265,472
2,190	5.500%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	AA	2,309,486
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance	6/20 at 100.00	AA	1,818,756
	Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured
2,810	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option	7/21 at 100.00	AA–	3,436,770
	Bond Trust 2016-XF0394, 14.845%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	5,929,220
2,000	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	2,156,080
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R	6,014,323
	Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)
75	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	N/R	93,167
	Refunding Series 2016MI, 5.000%, 12/01/45 (Pre-refunded 6/01/26)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series
	2011MI:
35	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	37,528
9,615	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA–	10,318,241
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	2,214,960
1,135	5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	1,256,990
2,500	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing	12/20 at 101.00	AA	2,584,675
	Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Pre-refunded
	12/01/20) (AMT)
390	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	10/20 at 100.00	AAA	399,606
	2010, 5.000%, 10/01/26 (Pre-refunded 10/01/20)
1,995	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St John’s	5/20 at 100.00	Aaa	2,144,685
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	1,092,520
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds,	5/21 at 100.00	AA	1,538,454
	Refunding Series 2011, 4.500%, 5/01/31 (Pre-refunded 5/01/21) – AGM Insured
43,035	Total U.S. Guaranteed			46,584,285
	Utilities – 11.9% (7.7% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	2,895,090
6,020	5.000%, 7/01/39	7/21 at 100.00	AA	6,349,655
6,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	8,463,683
	5.000%, 7/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
$ 75	5.000%, 7/01/32	7/26 at 100.00	AA–	$ 91,844
500	5.000%, 7/01/33	7/26 at 100.00	AA–	610,565
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	A2	2,014,760
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,776,613
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding
	Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	1,818,133
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,055,391
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,251,853
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	299,582
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison	No Opt. Call	Aa3	3,887,920
	Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
500	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	611,145
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/36, 144A
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 –	10/25 at 100.00	AA	3,158,271
	BAM Insured
35,500	Total Utilities			39,284,505
	Water and Sewer – 14.3% (9.3% of Total Investments)
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	3/20 at 100.00	AA	15,048
	2004A, 5.000%, 7/01/34 – AGM Insured
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	2,071,722
	2018, 5.000%, 4/01/43 – AGM Insured
1,690	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	1,971,284
	4.000%, 10/01/44
	Grand Rapids, Kent County, Michigan, Sanitary Sewer System Revenue Bonds, Improvement &
	Refunding Series 2020:
2,000	5.000%, 1/01/45	1/30 at 100.00	AA	2,591,940
1,000	4.000%, 1/01/50	1/30 at 100.00	AA	1,180,530
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	AA	1,150,760
1,000	5.000%, 1/01/33	1/24 at 100.00	AA	1,149,500
1,000	5.000%, 1/01/34	1/24 at 100.00	AA	1,147,940
1,855	5.000%, 1/01/44	1/24 at 100.00	AA	2,137,405
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500	5.000%, 1/01/43	1/28 at 100.00	AA	3,118,425
1,055	5.000%, 1/01/48	1/28 at 100.00	AA	1,302,113
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A	1,232,753
	Second Lien Series 2016C, 5.000%, 7/01/32
6,245	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	AA–	7,681,600
	Series 2016C, 5.000%, 7/01/32
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A	5,511,278
1,070	5.000%, 7/01/35	7/25 at 100.00	A	1,262,546
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,733,130
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,404,257

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
$ 1,955	5.000%, 10/01/22	No Opt. Call	AAA	$ 2,163,032
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,555,296
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series	3/20 at 100.00	AAA	90,285
	2004, 5.000%, 10/01/23
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A–	533,250
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,607,850
2,415	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,688,136
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
40,180	Total Water and Sewer			47,300,080
$ 447,720	Total Long-Term Investments (cost $466,119,095)			510,519,013
	Floating Rate Obligations – (3.7)%			(12,265,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (52.2)% (6)			(172,876,855)
	Other Assets Less Liabilities – 1.7%			5,626,543
	Net Asset Applicable to Common Shares – 100%			$ 331,003,701

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 33.9%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.5% (99.6% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
$ 1,180	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	$ 1,447,199
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
	Consumer Staples – 2.2% (1.5% of Total Investments)
20,605	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	2,900,772
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.010%, 6/01/57
1,025	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	1,176,106
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
2,730	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	3,087,302
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
24,360	Total Consumer Staples			7,164,180
	Education and Civic Organizations – 11.5% (7.8% of Total Investments)
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,619,883
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,486,872
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	624,761
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	5,119,669
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,766,250
2,585	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	3,140,620
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	137,677
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,072,720
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	512,107
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,066,120
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	130,346
590	5.000%, 11/01/32	5/22 at 100.00	AA	640,073
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,463,050
	Refunding Series 2013, 5.000%, 12/01/43
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,114,350
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,085,490
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,159,970
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,818,636
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,588,001
	Project, Series 2019A, 4.000%, 5/01/44
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,926,614
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	2,061,899
32,525	Total Education and Civic Organizations			37,535,108

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 16.3% (11.0% of Total Investments)
$ 3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	$ 3,303,960
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,771,550
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,203,910
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,485,525
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,916,520
	Series 2019A-1, 4.000%, 8/01/44
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	2,526,240
	Project, Series 2013, 5.000%, 6/15/43
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	264,545
	5.000%, 11/15/41
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option	11/21 at 100.00	AA+	5,001,293
	Bond Trust 2016-XL0004, 8.194%, 11/15/41, 144A (IF) (4)
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	2,148,314
	5.000%, 12/01/47
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	3/20 at 100.00	A–	301,122
	Refunding Series 2008C, 6.000%, 8/15/43
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	865,502
	Center Project, Refunding Series 2011, 5.250%, 8/01/41
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,629,908
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,293,035
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health
	System Project, Series 2010:
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,533,878
555	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	560,700
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,667,634
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,107,050
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,212,300
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	640,764
	2019A-1, 4.000%, 8/01/44
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood
	County Hospital Project, Series 2012:
2,670	5.000%, 12/01/37	12/22 at 100.00	Ba2	2,841,360
5,510	5.000%, 12/01/42	12/22 at 100.00	Ba2	5,835,365
47,340	Total Health Care			53,110,475
	Housing/Multifamily – 1.0% (0.7% of Total Investments)
140	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	3/20 at 100.00	Aaa	140,448
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
3,265	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower	3/20 at 100.00	Aa1	3,272,118
	Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)
3,405	Total Housing/Multifamily			3,412,566
	Industrials – 1.2% (0.8% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation	No Opt. Call	A3	3,795,605
	Inc, Series 1992, 6.450%, 12/15/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.0% (0.6% of Total Investments)
$ 895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	$ 908,085
	Services, Improvement Series 2010A, 5.625%, 7/01/26
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	2,228,125
	Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40
3,115	Total Long-Term Care			3,136,210
	Tax Obligation/General – 14.9% (10.1% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	3,063,825
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,315,619
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	3,871,285
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	5,126,689
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,996,460
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,104,678
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,220,940
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,986,991
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,472,738
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,797,365
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,270,692
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa1	2,122,416
	2011, 0.010%, 12/01/21
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	6,179,895
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa3	1,579,637
	2006, 5.500%, 12/01/24 – AMBAC Insured
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	792,933
	Construction & Improvement Series 2012, 5.000%, 12/01/36
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,245,850
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,622,138
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,553,600
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	2,111,925
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,246,300
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48
42,320	Total Tax Obligation/General			48,681,976
	Tax Obligation/Limited – 31.2% (21.1% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,598,975
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,276,660
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA	552,450
700	5.000%, 10/01/33	10/27 at 100.00	AA	883,463

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention	12/20 at 100.00	AA	$ 6,957,832
	Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,150,975
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,674,129
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,180,860
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,114,514
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,283,533
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	12,138,480
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014,
	5.000%, 12/01/35
2,500	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds,	12/29 at 100.00	AA	3,190,050
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,736,475
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,487,270
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	8,255,780
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,989,377
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AA+	1,213,470
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.010%, 12/01/28 –	No Opt. Call	AA	4,889,465
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,346,850
6,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	6,996,480
	2019-I, 4.000%, 10/15/49
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,101,550
	Series 2012C, 5.000%, 10/01/24
2,000	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building	4/29 at 100.00	AA	2,601,980
	Fund Projects, Series 2019A, 5.000%, 4/01/37
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,542,125
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	2,102,728
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	453,460
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	1,032,920
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
7,135	4.500%, 7/01/34	7/25 at 100.00	N/R	7,852,710
4,700	4.550%, 7/01/40	7/28 at 100.00	N/R	5,300,049
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,830,737
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,335,144
765	Vermilion Local School District, Erie and Lorain Counties, Ohio, Certificates of	12/20 at 100.00	Aa3	787,391
	Participation, School Facilities Project, Series 2012, 5.000%, 12/01/24
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	3,055,223
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
88,345	Total Tax Obligation/Limited			101,913,105

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 17.2% (11.6% of Total Investments)
	Dayton, Ohio, Airport Revenue Bonds, James M Cox International Airport, Series 2015B:
$ 860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	$ 962,116
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	558,790
6,835	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	7,953,548
	4.000%, 1/01/44
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	2,923,725
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,485,550
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	4,842,960
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	2,286,099
	Series 2013A-1, 5.250%, 2/15/39
15,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/28 at 100.00	Aa3	18,649,350
	Series 2018A, 5.000%, 2/15/46 (UB) (4)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien,
	Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	3,518,450
11,260	0.010%, 2/15/38	No Opt. Call	Aa3	7,681,234
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	3,185,650
56,255	Total Transportation			56,047,472
	U.S. Guaranteed – 32.8% (22.1% of Total Investments) (5)
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners,	6/20 at 100.00	AA–	1,971,021
	Series 2010A, 5.250%, 6/01/38 (Pre-refunded 6/01/20)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,165	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,201,255
2,335	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,407,665
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	120,307
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	267,957
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	174,992
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,757,266
875	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding Series 2012A,	12/20 at 100.00	AA	902,746
	5.000%, 12/01/32 (Pre-refunded 12/01/20)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,753,507
	(Pre-refunded 12/01/21)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A	2,316,367
1,500	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	1,616,070
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,512,421
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,748,198
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,840,208
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2015A-2:
2,705	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	3,105,935
8,045	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	9,237,430
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	3,459,630
	2014A-1, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	A1	1,220,416
	Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital
	Improvement Bonds, Refunding Series 2012:
$ 1,010	5.250%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	$ 1,088,245
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	818,877
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	643,884
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	599,927
1,355	5.250%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,464,687
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center,	6/21 at 100.00	A+	3,440,914
	Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+	23,138,253
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB	4,310,272
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding
	& Improvement Series 2014:
2,950	5.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	3,529,410
1,400	5.000%, 11/15/44 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	1,674,974
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,268,920
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
1,100	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/22 at 100.00	AA	1,184,073
	Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (Pre-refunded 1/01/22)
945	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health	5/20 at 100.00	AA	954,176
	System Project, Series 2010, 5.750%, 11/15/40 (Pre-refunded 5/15/20) – AGM Insured
10,915	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	12,238,662
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa3	5,462,600
	Redevelopment, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
450	South-Western City School District, Franklin and Pickaway Counties, Ohio, General	6/22 at 100.00	AA	492,165
	Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
	(Pre-refunded 6/01/22)
96,500	Total U.S. Guaranteed			106,923,430
	Utilities – 5.3% (3.6% of Total Investments)
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	1,699,470
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,697,353
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds,	2/29 at 100.00	A	2,062,450
	Green Bonds Series 2019A, 5.000%, 2/15/44
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 ý	No Opt. Call	A–	1,353,482
	NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.010%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,713,680
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	5,285,500
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,565,026
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	10,000
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	815,413
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.010%, 2/15/29 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	$ 1,212,330
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/39, 144A
21,405	Total Utilities			17,414,704
	Water and Sewer – 12.5% (8.4% of Total Investments)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,774,800
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,170,958
190	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds,	No Opt. Call	Aa2	197,416
	Series 1993G, 5.500%, 1/01/21 – NPFG Insured
3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	3,942,567
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 ý	12/20 at 100.00	A2	2,072,304
	AGM Insured
3,225	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019,	12/29 at 100.00	AAA	4,216,946
	5.000%, 6/01/44
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,548,999
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	938,457
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	691,685
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,227,768
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	792,682
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	12,215,900
	11/15/41 (UB) (4)
34,340	Total Water and Sewer			40,790,482
$ 454,585	Total Municipal Bonds (cost $432,935,849)			481,372,512

Shares	Description (1)	Value
	COMMON STOCKS – 0.6% (0.4% of Total Investments)
	Electric Utilities – 0.6% (0.4% of Total Investments)
64,342	Energy Harbor Corp (7), (8)	$ 1,833,760
	Total Common Stocks (cost $2,000,000)	1,833,760
	Total Long-Term Investments (cost $434,935,849)	483,206,272
	Floating Rate Obligations – (6.1)%	(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (45.3)% (9)	(147,769,374)
	Other Assets Less Liabilities – 3.3%	10,848,944
	Net Asset Applicable to Common Shares – 100%	$ 326,285,842

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.6%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 29, 2020

	NAZ	NUM	NUO
Assets
Long-term investments, at value (cost $251,163,505, $466,119,095
and $434,935,849, respectively)	$276,723,928	$510,519,013	$483,206,272
Cash	477,885	744,931	1,087,660
Receivable for:
Interest	2,404,916	6,138,262	4,592,911
Investments sold	—	—	13,361,252
Other assets	101	61,143	31,133
Total assets	279,606,830	517,463,349	502,279,228
Liabilities
Floating rate obligations	9,755,000	12,265,000	20,000,000
Payable for:
Dividends	490,843	852,245	752,884
Interest	30,377	86,389	47,013
Investments purchased - regular settlement	—	—	7,101,791
Investments purchased - when-issued/delayed-delivery settlement	886,845	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred
offering costs (liquidation preference $88,300,000, $173,000,000 and $—, respectively)	88,223,894	172,876,855	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $— and $148,000,000, respectively)	—	—	147,769,374
Accrued expenses:
Management fees	133,315	236,113	230,664
Trustees fees	911	62,664	28,468
Other	61,718	80,382	63,192
Total liabilities	99,582,903	186,459,648	175,993,386
Net assets applicable to common shares	$180,023,927	$331,003,701	$326,285,842
Common shares outstanding	11,571,158	20,226,887	18,316,955
Net asset value (“NAV”) per common share outstanding	$15.56	$16.36	$17.81

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,712	$202,269	$183,170
Paid-in-surplus	156,308,288	287,665,220	278,274,538
Total distributable earnings	23,599,927	43,136,212	47,828,134
Net assets applicable to common shares	$180,023,927	$331,003,701	$326,285,842
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 29, 2020

	NAZ	NUM	NUO
Investment Income	$10,461,643	$18,577,757	$15,727,495
Expenses
Management fees	1,659,129	2,943,055	2,868,873
Interest expense and amortization of offering costs	2,155,387	4,078,791	3,739,673
Custodian fees	41,897	60,331	56,613
Trustees fees	6,814	12,868	27,417
Professional fees	42,824	50,974	269,628
Shareholder reporting expenses	20,112	33,951	264,499
Shareholder servicing agent fees	16,471	26,581	9,339
Stock exchange listing fees	6,832	6,896	6,896
Investor relations expenses	9,910	18,511	17,539
Other	37,926	39,146	48,549
Total expenses	3,997,302	7,271,104	7,309,026
Net investment income (loss)	6,464,341	11,306,653	8,418,469
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	524,499	1,186,029	2,511,885
Change in net unrealized appreciation (depreciation) of investments	14,956,580	23,567,577	28,274,554
Net realized and unrealized gain (loss)	15,481,079	24,753,606	30,786,439
Net increase (decrease) in net assets applicable to
common shares from operations	$21,945,420	$36,060,259	$39,204,908

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAZ		NUM
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$6,464,341	$6,081,745	$11,306,653	$11,223,210
Net realized gain (loss) from investments	524,499	(437,782)	1,186,029	(1,094,781)
Change in net unrealized appreciation (depreciation) of investments	14,956,580	889,889	23,567,577	2,661,036
Net increase (decrease) in net assets applicable
to common shares from operations	21,945,420	6,533,852	36,060,259	12,789,465
Distributions to Common Shareholders
Dividends	(6,001,960)	(6,065,999)	(10,801,157)	(10,961,603)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(6,001,960)	(6,065,999)	(10,801,157)	(10,961,603)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	69,117	—	—
Cost of shares repurchased and retired	—	(1,481,001)	—	(7,000,749)
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	—	(1,411,884)	—	(7,000,749)
Net increase (decrease) in net assets applicable to
common shares	15,943,460	(944,031)	25,259,102	(5,172,887)
Net assets applicable to common shares at the
beginning of period	164,080,467	165,024,498	305,744,599	310,917,486
Net assets applicable to common shares at
the end of period	$180,023,927	$164,080,467	$331,003,701	$305,744,599

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NUO
	Year	Year
	Ended	Ended
	2/29/20	2/28/19
Operations
Net investment income (loss)	$8,418,469	$10,189,551
Net realized gain (loss) from investments	2,511,885	(179,947)
Change in net unrealized appreciation (depreciation) of investments	28,274,554	2,782,168
Net increase (decrease) in net assets applicable
to common shares from operations	39,204,908	12,791,772
Distributions to Common Shareholders
Dividends	(10,693,438)	(10,903,460)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(10,693,438)	(10,903,460)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—
Cost of shares repurchased and retired	—	(2,742,770)
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	—	(2,742,770)
Net increase (decrease) in net assets applicable to
common shares	28,511,470	(854,458)
Net assets applicable to common shares at the
beginning of period	297,774,372	298,628,830
Net assets applicable to common shares at
the end of period	$326,285,842	$297,774,372

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 29, 2020

	NAZ	NUM	NUO
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$21,945,420	$36,060,259	$39,204,908
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(19,816,760)	(73,106,112)	(73,627,383)
Proceeds from sales and maturities of investments	16,466,504	68,940,635	77,719,195
Taxes (paid) refunded	(568)	(5,365)	1,831
Amortization (Accretion) of premiums and discounts, net	1,757,303	3,382,099	2,697,223
Amortization of deferred offering costs	80,511	72,625	9,841
(Increase) Decrease in:
Receivable for interest	(85,188)	66,708	253,318
Receivable for investments sold	—	—	(13,361,252)
Other assets	924	(11,095)	(7,507)
Increase (Decrease) in:
Payable for interest	(134,804)	(237,239)	47,013
Payable for investments purchased – regular settlement	—	—	7,101,791
Payable for investments purchased – when-issued/delayed-delivery settlement	886,845	—	—
Accrued management fees	9,421	15,265	16,639
Accrued Trustees fees	(339)	11,575	8,022
Accrued other expenses	(67,478)	(61,986)	(23,077)
Net realized (gain) loss from:
Investments	(524,499)	(1,186,029)	(2,511,885)
Paydowns	—	—	1,208,169
Change in net unrealized (appreciation) depreciation of investments	(14,956,580)	(23,567,577)	(28,274,554)
Net cash provided by (used in) operating activities	5,560,712	10,373,763	10,462,292
Cash Flows from Financing Activities:
Proceeds from borrowings	455,300	—	3,028,485
Repayments of borrowings	(455,300)	—	(3,028,485)
Cash distributions paid to common shareholders	(5,976,471)	(10,797,525)	(10,706,228)
Net cash provided by (used in) financing activities	(5,976,471)	(10,797,525)	(10,706,228)
Net Increase (Decrease) in Cash	(415,759)	(423,762)	(243,936)
Cash at the beginning of period	893,644	1,168,693	1,331,596
Cash at the end of period	$477,885	$744,931	$1,087,660

Supplemental Disclosures of Cash Flow Information	NAZ	NUM	NUO
Cash paid for interest (excluding amortization of offering costs)	$2,274,140	$4,295,949	$3,682,818

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains		Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering		Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAZ
Year Ended 2/28-2/29:
2020	$14.18	$0.56	$1.34	$1.90	$(0.52)	$—		$(0.52)	$—	$—		$—		$15.56	$13.89
2019	14.11	0.52	0.04	0.56	(0.52)	—		(0.52)	0.01	—		0.02		14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—		(0.64)	(0.01)	—	*	—		14.11	13.69
2017	15.01	0.68	(0.68)	(0.00)	(0.75)	—		(0.75)	—	—		—		14.26	14.22
2016	15.02	0.76	0.03	0.79	(0.80)	—		(0.80)	—	—		—		15.01	15.74

NUM
Year Ended 2/28-2/29:
2020	15.12	0.56	1.21	1.77	(0.53)	—		(0.53)	—	—		—		16.36	14.20
2019	14.96	0.55	0.07	0.62	(0.53)	—		(0.53)	—	—		0.07		15.12	12.99
2018	15.10	0.61	(0.12)	0.49	(0.63)	—		(0.63)	—	—		—	*	14.96	12.84
2017	15.93	0.68	(0.73)	(0.05)	(0.72)	(0.06)		(0.78)	—	—		—		15.10	13.50
2016	15.80	0.76	0.15	0.91	(0.78)	—	*	(0.78)	—	—		—	*	15.93	14.01

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.60%	15.89%	$180,024	2.32%	3.76%	6%
4.29	(5.09)	164,080	2.61	3.73	11
3.44	0.69	165,024	2.03	4.35	19
(0.07)	(5.03)	165,141	1.91	4.54	13
5.45	15.59	173,767	1.51	5.12	9

11.92	13.59	331,004	2.29	3.56	14
4.75	5.54	305,745	2.46	3.67	13
3.19	(0.39)	310,917	2.07	3.98	8
(0.40)	1.74	314,297	1.88	4.34	20
5.97	7.15	331,466	1.52	4.85	12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAZ		NUM
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020	1.25%	2020	1.28%
2019	1.39	2019	1.43
2018	0.95	2018	1.06
2017	0.87	2017	0.88
2016	0.49	2016	0.52

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount per Share Repur- chased and Retired	Ending NAV	Ending Share Price
NUO
Year Ended 2/28-2/29:
2020	$16.26	$0.46	$1.67	$2.13	$(0.52)	$(0.06)	$(0.58)	$—	$17.81	$15.41
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	16.12	14.14
2017	17.16	0.74	(0.81)	(0.07)	(0.75)	—	(0.75)	—	16.34	14.97
2016	17.01	0.81	0.17	0.98	(0.83)	—	(0.83)	—	17.16	15.44

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.39%	12.40%	$326,286	2.34%	2.70%	15%
4.65	5.14	297,774	2.35	3.44	12
2.98	(0.93)	298,629	1.94	4.10	16
(0.49)	1.67	302,690	1.79	4.35	8
5.95	5.96	317,856	1.58	4.83	10

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUO
Year Ended 2/28–2/29:
2020	1.20%
2019	1.28
2018	0.90
2017	0.77
2016	0.55

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NAZ
Year Ended 2/28-2/29:
2020	$88,300	$303,878	$—	$—	$—	$—
2019	88,300	285,822	—	—	—	—
2018	—	—	88,300	286,891	—	—
2017	—	—	88,300	287,022	—	—
2016	—	—	79,000	319,959	—	—

NUM
Year Ended 2/28-2/29:
2020	173,000	291,332	—	—	—	—
2019	173,000	276,731	—	—	—	—
2018	—	—	173,000	279,721	—	—
2017	—	—	173,000	281,675	—	—
2016	—	—	159,000	308,469	—	—

NUO
Year Ended 2/28-2/29:
2020	—	—	—	—	148,000	320,463
2019	—	—	—	—	148,000	301,199
2018	—	—	—	—	148,000	301,776
2017	—	—	—	—	148,000	304,520
2016	—	—	—	—	148,000	314,768

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Arizona Quality Municipal Income Fund (NAZ)
•	Nuveen Michigan Quality Municipal Income Fund (NUM)
•	Nuveen Ohio Quality Municipal Income Fund (NUO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NUM and NUO were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively).
The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAZ	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$276,723,928		$—	$276,723,928

NUM
Long-Term Investments*:
Municipal Bonds	$—	$510,519,013		$—	$510,519,013

NUO
Long-Term Investments*:
Municipal Bonds	$—	$481,372,512		$—	$481,372,512
Common Stocks	—	1,833,760	**	—	1,833,760
Total	$—	$483,206,272		$—	$483,206,272

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

Notes to Financial Statements (continued)
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAZ	NUM	NUO
Floating rate obligations: self-deposited Inverse Floaters	$9,755,000	$12,265,000	$20,000,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	8,430,000	4,480,000
Total	$16,470,000	$20,695,000	$24,480,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUM	NUO
Average floating rate obligations outstanding	$9,755,000	$12,265,000	$20,000,000
Average annual interest rate and fees	1.92%	1.91%	1.91%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUM	NUO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$12,265,000	$12,000,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	8,430,000	4,480,000
Total	$9,755,000	$20,695,000	$16,480,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NUM	NUO
Purchases	$19,816,760	$73,106,112	$73,627,383
Sales and maturities	16,466,504	68,940,635	77,719,195

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to

Notes to Financial Statements (continued)
counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Program and Offering Costs
NAZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NAZ
	Year	Year
	Ended	Ended
	2/29/20	2/28/19
Additional authorized common shares	—	1,100,000	*
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$69,117

* Represents additional authorized shares for the period March 1, 2018 through June 29, 2018.

Costs incurred by the Fund in connection with its initial shelf registrations were recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NUM		NUO
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19	2/29/20	2/28/19
Common shares:
Repurchased and retired	—	(127,500)	—	(562,500)	—	(205,000)
Weighted average common share:
Price per share repurchased and retired	$—	$11.60	$—	$12.43	$—	$13.36
Discount per share repurchased and retired	—%	15.61%	—%	16.07%	—%	15.59%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAZ	2028	883	$ 88,300,000	$ 88,223,894
NUM	2028	1,730	$173,000,000	$172,876,855

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019
NUM	540-day	2028	December 1, 2028*	December 13, 2019

*    Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAZ	NUM
Average liquidation preference of AMTP Shares outstanding	$88,300,000	$173,000,000
Annualized dividend rate	2.21%	2.21%

Notes to Financial Statements (continued)
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

				Liquidation Preference,
		Shares	Remarketing	net of deferred	Liquidation
Fund	Series	Outstanding	Fees*	offering costs	Preference	Maturity
NUO	1	1,480	N/A	$147,769,374	$148,000,000	September 1, 2043

*  Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A  Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.
NUO designated a special rate period until November 9, 2022, for its Series 1 VRDP Shares. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NUO
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	2.26%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations, when applicable.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NAZ	Series	Shares	Amount
AMTP Shares issued	2028	883	$88,300,000

	Year Ended February 28, 2019
NUM	Series	Shares	Amount
AMTP Shares issued	2028	1,730	$173,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NAZ	Series	Shares	Amount
VMTP Shares redeemed	2019	(883)	$(88,300,000)

	Year Ended February 28, 2019
NUM	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,730)	$(173,000,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 29, 2020.

	NAZ	NUM	NUO
Tax cost of investments	$241,225,244	$453,530,427	$414,813,867
Gross unrealized:
Appreciation	$25,766,215	$44,784,809	$48,594,994
Depreciation	(22,541)	(60,330)	(202,609)
Net unrealized appreciation (depreciation) of investments	$25,743,674	$44,724,479	$48,392,385

Permanent differences, primarily due to federal taxes paid, taxable market discount, distribution reallocations, paydowns and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ tax year end, were as follows:

	NAZ	NUM	NUO
Undistributed net tax-exempt income[1]	$611,894	$644,295	$—
Undistributed net ordinary income[2]	798	—	—
Undistributed net long-term capital gains	—	—	241,695

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, paid on March 2, 2020.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2020 and February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NAZ	NUM	NUO
Distributions from net tax-exempt income[3]	$8,083,529	$14,949,195	$12,939,050
Distributions from net ordinary income[2]	8,995	—	29,235
Distributions from net long-term capital gains[4]	—	—	1,100,898
2019	NAZ	NUM	NUO
Distributions from net tax-exempt income	$8,204,833	$15,101,888	$13,648,599
Distributions from net ordinary income[2]	23,353	—	274,619
Distributions from net long-term capital gains	—	—	499,143

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2020, as Exempt Interest Dividends.
[4] The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2020.

As of February 29, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAZ	NUM
Not subject to expiration:
Short-term	$1,179,768	$1,132,576
Long-term	1,069,853	199,890
Total	$2,249,621	$1,332,466

During the Funds’ tax year ended February 29, 2020, the Funds utilized capital loss carryforwards as follows:

	NAZ	NUM	NUO
Utilized capital loss carryforwards	$538,711	$1,203,396	$135,294

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 29, 2020, the complex-level fee for each Fund was 0.1554%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, none of the Funds engaged in inter-fund trades.

Notes to Financial Statements (continued)
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, NAZ and NUO utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NAZ	NUO
Maximum outstanding balance	$455,300	$3,028,485

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAZ	NUO
Utilization period (days outstanding)	2	2
Average daily balance outstanding	$455,300	$3,028,485
Average annual interest rate	2.76%	2.76%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Other Matters
Subsequent to the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system. The impact of the coronavirus may last for an extended period of time and has resulted in substantial market volatility and has resulted in significant economic downturn. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO
Common shares repurchased	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (Unaudited) (continued)
■
S&P Municipal Bond Indexes Arizona, Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan and Ohio, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to finan- cial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	156
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	156
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	156
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	156
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	156
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	156
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	156
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	156
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	156
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Managing Member MDR Collaboratory LLC (since 2018); Managing
100 Park Avenue	Vice President	2020	Director, Head of Wealth Management Product Structuring & COO Multi
New York, NY 10016			Asset Investing, The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0220D 1137134-INV-Y-04/21

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Michigan Quality Municipal Income Fund
The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 29, 2020	$28,590	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2019	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES
The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2020	$ 0	$ 0	$ 0	$ 0
February 28, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.
a) See Portfolio of Investments in Item 1.
b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies.  He manages several state-specific municipal bond strategies and related institutional portfolios.  He also serves as portfolio manager for national closed-end funds.  He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	12	$6.93 billion
	Other Pooled Investment Vehicles	14	$3.93 billion
	Other Accounts	25	$5.24 billion
*	Assets are as of February 29, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NUM SECURITIES AS OF FEBRUARY 29, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Michigan Quality Municipal Income Fund
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: May 7, 2020